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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - November 7, 2003

                                 ---------------

                             SPACEHAB, Incorporated
             (Exact name of registrant as specified in its charter)

            Washington                      0-27206              91-1273737
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

   601 13th Street, NW, Suite 900 South, Washington, DC            20005
         (Address of principal executive offices)               (Zip Code)

                                 (202) 488-3500
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

         99.8     Press Release issued by SPACEHAB, Incorporated on November 6,
                  2003.


Item 12. Results of Operations and Financial Condition.*


                  On November 6, 2003, SPACEHAB, Incorporated issued a press release announcing the results for the first quarter of fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.8.

                  SPACEHAB, Incorporated includes certain non-GAAP disclosures in its earnings releases. Management believes that these disclosures are more indicative of the underlying trends in the operations of the Company and will continue to provide the information. The Company provides a reconciliation of the non-GAAP information furnished to the GAAP information presented.

* The information furnished under Item 12 of the Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SPACEHAB, INC.

                                By: /s/ Julia A. Pulzone
                                    --------------------------------------------
                                    Julia A. Pulzone
                                    Senior Vice President, Finance
                                    And Chief Financial Officer

Dated: November 7, 2003

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                                  EXHIBIT INDEX

Exhibit No.                         Description

  99.8* Press release, dated November 6, 2003, announcing the results for the first quarter of fiscal year 2004.


*
The information furnished under Item 12 of this Current Report on Form 8-K, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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